Exhibit 99.1

DESCRIPTION OF CAPITAL STOCK

The following description of the capital stock of Willdan Group, Inc., a Delaware corporation (the “Company”) and provisions of the Company’s certificate of incorporation and bylaws are summaries only. For more detailed information, please see the Company’s certificate of incorporation and bylaws, which are filed as exhibits to reports the Company files with the Securities and Exchange Commission, and the Delaware General Corporation Law.

Authorized Capitalization

The Company’s authorized capital stock consists of 40,000,000 shares of common stock, par value of $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share.

Common Stock

Voting Rights

Each holder of the Company’s common stock is entitled to one vote for each share on all matters submitted to a vote of stockholders, including the election or removal of directors. The Company’s directors are elected by a plurality of the votes cast by stockholders entitled to vote on the election. All other matters to be voted on by stockholders must be approved by a majority of the votes entitled to be cast by the holders of common stock present in person or represented by proxy, subject to any voting rights granted to holders of any preferred stock.

There are no cumulative voting rights for the election of directors, which means that the holders of a majority of the shares of the Company’s common stock voted are entitled to elect all of the Company’s directors.

Dividends

Subject to the rights of holders of any then-outstanding shares of any series of the Company’s preferred stock, holders of the Company’s common stock are entitled to receive ratably any dividends that may be declared by the Company’s board of directors out of funds legally available therefor.

Liquidation

In the event of the Company’s liquidation, dissolution or winding up, either voluntary or involuntary, holders of the Company’s common stock would be entitled to share ratably in all assets available for distribution to stockholders after the payment of or provision for all of the Company’s debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then-outstanding shares of preferred stock.

Other Rights

Holders of the Company’s common stock do not have preemptive rights to purchase shares of the Company’s stock. The shares of the Company’s common stock are not subject to any redemption provisions and are not convertible into any other shares of the Company’s capital stock. The rights, preferences and privileges of holders of the Company’s common stock will be subject to those of the holders of any shares of the Company’s preferred stock which the Company may issue in the future.

Blank Check Preferred Stock

Under the terms of the Company’s certificate of incorporation, the Company’s board of directors has the authority, without further action by the Company’s stockholders, to issue preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences.

The purpose of authorizing the Company’s board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions, future financings and other corporate purposes, could make it more difficult for a third party to acquire, or could adversely affect the rights of the Company’s common stockholders by restricting dividends on the common stock, diluting the voting power of the common stock, impairing the liquidation rights of the common stock or delaying or preventing a change in control without further action by the stockholders. As a result of these or other factors, the issuance of preferred stock could have an adverse impact on the market price of the Company’s common stock.

All shares of preferred stock offered hereby will, when issued, be fully paid and non-assessable and, unless otherwise stated in a prospectus supplement relating to the series of preferred stock being offered, will not have any preemptive or similar rights. The Company will set forth in a prospectus supplement relating to the class or series of preferred stock being offered the specific terms of each series of the Company’s preferred stock, including the price at which the preferred stock may be purchased, the number of shares of preferred stock offered, and the terms, if any, on which the preferred stock may be convertible into common stock or exchangeable for other securities.

Anti-Takeover Effects of Certain Provisions of Delaware Law, the Certificate of Incorporation and the Bylaws

Set forth below is a summary of the relevant provisions of the Company’s certificate of incorporation and bylaws and certain applicable sections of the Delaware General Corporation Law. For additional information, please refer to the provisions of the Company’s certificate of incorporation, the Company’s bylaws and such sections of the Delaware General Corporation Law.

The Company’s certificate of incorporation and bylaws contain provisions that are intended to enhance the likelihood of continuity and stability in the composition of the Company’s board of directors and that could make it more difficult to acquire control of the Company by means of a tender offer, open market purchases, a proxy contest or otherwise. The Company expects that these provisions, which are summarized below, will discourage coercive takeover practices or inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of the Company to first negotiate with the Company’s board of directors, which the Company believes may result in an improvement of the terms of any such acquisition in favor of the Company’s stockholders. However, they also give the Company’s board of directors the power to discourage acquisitions that some stockholders may favor. A description of these provisions is set forth below.

Special Meetings of Stockholders

The Company’s bylaws provide that special meetings of the Company’s stockholders may be called only by the board of directors, the president, or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authority, as expressly provided in a resolution of the board of directors, include the power to call such meetings. Stockholders are not permitted to call a special meeting or require the Company’s board of directors to call a special meeting.

Supermajority Vote to Amend Certificate of Incorporation and Bylaws

The Company’s certificate of incorporation provides that the approval of at least seventy-five percent of the outstanding shares of the Company’s common stock is required to amend certain provisions of its certificate of incorporation. The Company’s certificate of incorporation and bylaws provide that the approval of holders of at least seventy-five percent of the outstanding shares of the Company’s common stock is required to amend its bylaws. The Company’s bylaws and certain articles of the Company’s certificate of incorporation may also be amended by a majority of the Company’s board of directors.

No Cumulative Voting

Under Delaware law, the right to vote cumulatively does not exist unless the certificate of incorporation specifically authorizes cumulative voting. The Company’s certificate of incorporation does not grant stockholders the right to vote cumulatively. Therefore, stockholders holding a majority of the shares of common stock outstanding are able to elect all of the Company’s directors.

No Written Consent of Stockholders

The Company’s bylaws provide that all stockholder actions are required to be taken by a vote of the stockholders at an annual or special meeting, and that stockholders may not take any action by written consent in lieu of a meeting.

Advance Notice Procedure

The Company’s bylaws provide that the Company’s board of directors, the president, or a committee of the board of directors which has been duly designated by the board of directors and whose powers and authority, as expressly provided in a resolution of the board of directors, include the power to call such meetings, may call special meetings of stockholders and only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders. The Company’s bylaws limit the business that may be conducted at an annual meeting of stockholders to those matters properly brought before the meeting.

The Company’s bylaws also establish an advance notice procedure for stockholders to make nominations of candidates for election as directors, or bring other business before an annual or special meeting of the stockholders. This notice procedure provides that only persons who are nominated by, or at the direction of, the Company’s board of directors or any duly authorized committee of the board of directors, or by a stockholder who is entitled to vote at the meeting and who has given timely written notice to the secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors. The procedure also requires that, in order to raise matters at an annual or special meeting, those matters must be raised before the meeting pursuant to the notice of meeting the company delivers or by, or at the direction of, the Company’s board of directors or any duly authorized committee of the board of directors, or by a stockholder who is entitled to vote at the meeting and who has given timely written notice to the secretary of the Company of his, her or its intention to raise those matters at the annual or special meeting. If the officer presiding at a meeting determines that a person was not nominated, or other business was not brought before the meeting, in accordance with the notice procedure, that person is not be eligible for election as a director, or that business will not be conducted at the meeting, as applicable.

Blank Check Preferred Stock

The Company’s certificate of incorporation provides for 10,000,000 authorized shares of preferred stock. The existence of authorized but unissued shares of preferred stock may enable the Company’s board of directors to render more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise. For example, if in the due exercise of its fiduciary obligations, the Company’s board of directors were to determine that a takeover proposal is not in the best interest of the Company and its stockholders, the Company’s board of directors could cause shares of preferred stock to be issued without stockholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of the proposed acquirer or insurgent stockholder or stockholder group. In this regard, the Company’s certificate of incorporation grants the Company’s board of directors broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of common stock. The issuance may also adversely affect the rights and powers, including voting rights, of these holders and may have the effect of delaying, deterring or preventing a change in control of the Company.

Authorized but Unissued Shares

Under Delaware law, the Company’s authorized but unissued shares of common stock are available for future issuance without stockholder approval. The Company may use these additional shares for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of common stock could render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise.

Section 203 of the Delaware General Corporation Law

The Company’s certificate of incorporation does not opt out of Section 203 of the Delaware General Corporation Law. Subject to certain exceptions, Section 203 prohibits a publicly-held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a three-year period following the time that such stockholder became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes, among other things, a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. An “interested stockholder” is a person who, together with affiliates and associates, owns, or did own within three years prior to the determination of interested stockholder status, 15% or more of the corporation’s voting stock. Under Section 203, such a business combination between a corporation and an interested stockholder is prohibited unless it satisfies one of the following three conditions:

•                  before the stockholder became interested, the board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•                  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, shares owned by persons who are directors and also officers, and employee stock plans in some instances; or

•                  at or after the time the stockholder became interested, the business combination was approved by the board of directors of the corporation and authorized at an annual or special meeting of the stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

The overall effect of the foregoing provisions may be to deter a future tender offer. Stockholders might view such an offer to be in their best interest should the offer include a substantial premium over the market price of the Company’s common stock at that time. In addition, these provisions may have the effect of assisting the Company’s management to retain its position and place it in a better position to resist changes that the stockholders may want to make if dissatisfied with the conduct of the Company’s business.

Limitation on Liability of Directors and Officers

The Company’s certificate of incorporation and bylaws limit the liability of directors to the fullest extent permitted by Delaware law. The effect of these provisions is to eliminate the rights of the Company and its stockholders, through stockholders’ derivative suits on behalf of the Company, to recover monetary damages from a director for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior. However, exculpation does not apply to any director if the director has acted in bad faith, knowingly or intentionally violated the law, authorized illegal dividends or redemptions or derived an improper benefit from his or her actions as a director.

In addition, the Company’s certificate of incorporation allows and the Company’s bylaws require that the Company indemnify its directors and officers to the fullest extent permitted by Delaware law. The Company also expects to continue to maintain directors’ and officers’ liability insurance. The Company believes that these indemnification provisions and insurance are useful to attract and retain qualified directors and officers.

The limitation of liability and indemnification provisions in the Company’s certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit the Company and its stockholders.

In addition to the indemnification in the Company’s certificate of incorporation and bylaws, the Company has entered into indemnification agreements with each of its current directors and officers. These agreements provide for the indemnification of the Company’s directors and officers for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were agents of the Company. The Company believes that these bylaw provisions and indemnification agreements, as well as its maintaining directors’ and officers’ liability insurance, help to attract and retain qualified persons as directors and officers.

Transfer Agent and Registrar

The transfer agent and registrar for the Company’s common stock is Computershare Trust Company, N.A.

Exchange Listing

The Company’s common stock is listed on the NASDAQ Global Select Market under the symbol “WLDN.”